T. Rowe Price Equity Index 500 Fund

T. Rowe Price Equity Index 500 Portfolio

T. Rowe Price Extended Equity Market Index Fund

T. Rowe Price Total Equity Market Index Fund

Supplement to Prospectuses and Summary Prospectuses dated May 1, 2021, as supplemented

In the summary prospectus and Section 1 of the prospectus, the disclosure under “Management” is supplemented as follows:

Effective January 1, 2022, T. Rowe Price International Ltd (T. Rowe Price International) will be added as an investment subadviser to the fund.

Effective January 1, 2022, Neil Smith will replace Alexa M. Gagliardi as the fund’s portfolio manager and chair of the fund’s Investment Advisory Committee. Mr. Smith joined T. Rowe Price in 1994.

In Section 2 of the prospectus, the disclosure under “Investment Subadviser(s)” is supplemented as follows:

Effective January 1, 2022, T. Rowe Price will enter into a subadvisory agreement with T. Rowe Price International under which T. Rowe Price International is authorized to trade securities and make discretionary investment decisions on behalf of the fund. T. Rowe Price International is registered with the SEC as an investment adviser and is authorized or licensed by the United Kingdom Financial Conduct Authority and other global regulators. T. Rowe Price International sponsors and serves as adviser to foreign collective investment schemes and provides investment management services to registered investment companies and other institutional investors. T. Rowe Price International is headquartered in London and has several branch offices around the world. T. Rowe Price International is a direct subsidiary of T. Rowe Price and its address is 60 Queen Victoria Street, London EC4N 4TZ, United Kingdom.

In Section 2 of the prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Effective January 1, 2022, Neil Smith will replace Alexa M. Gagliardi as the fund’s portfolio manager and chair of the fund’s Investment Advisory Committee. Mr. Smith joined the Firm in 1994, and his investment experience dates from that time. He has served as a portfolio manager with the Firm throughout the past five years.

The date of this supplement is November 15, 2021.

G32-041 11/15/21